Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Executive Officer based on such officer's knowledge and belief.

I, Gifford R. Zimmerman, Chief Administrative Officer of Nuveen Pennsylvania Dividend Advantage Municipal Fund (the "Fund"), certify that, to the best of my knowledge and belief:

     1.   The Form N-CSR of the Fund for the period ended June 30, 2003
          (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: September 9, 2003
      -----------------------

                                           /s/ Gifford R. Zimmerman
                                               ---------------------
                                               Chief Administrative Officer
                                               (chief executive officer)

Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Financial Officer based on such officer's knowledge and belief.


I, Stephen D. Foy, Vice President and Controller of Nuveen Pennsylvania Dividend Advantage Municipal Fund (the "Fund"), certify that, to the best of my knowledge and belief:

     1.   The Form N-CSR of the Fund for the period ended June 30, 2003
          (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: September 9, 2003
      -----------------------

                                           /s/ Stephen D. Foy
                                               ---------------------
                                               Vice President, Controller
                                               (Chief Financial Officer)